UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2026
Date of Report (Date of earliest event reported)

STONEBRIDGE ACQUISITION II CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42871	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Suite 8500, New York, New York 10007
(Address of principal executive offices, including zip code)

(646) 314-3555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one Right to acquire one-tenth of one Class A Ordinary Share	APACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth of one Class A Ordinary Share	APACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 21, 2026, StoneBridge Acquisition II Corporation (the “Company”) made available its Passive Foreign Investment Company (“PFIC”) Annual Information Statement for the taxable year ended December 31, 2025 (the “PFIC Annual Statement”) to holders of the Company’s Class A ordinary shares. The PFIC Annual Statement is intended to assist such shareholders who wish to make a qualified electing fund (“QEF”) election under Section 1295 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), with respect to their investment in the Company.

The Company makes no representation as to whether it was, or will be, classified as a PFIC for the taxable year ended December 31, 2025 or any other taxable year, and the delivery of the PFIC Annual Statement is not an admission of PFIC status. Shareholders are urged to consult their own tax advisors regarding the applicability and consequences of a QEF election and the U.S. federal income tax treatment of an investment in the Company.

A copy of the PFIC Annual Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	PFIC Annual Information Statement of StoneBridge Acquisition II Corporation for the taxable year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEBRIDGE ACQUISITION II CORPORATION

By: /s/ Bhargav Marepally
Title: Chief Executive Officer
Date: September 21, 2026